UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) September 12, 2002


                            AMERICABILIA.COM, INC.
             (Exact name of registrant as specified in charter)


            Florida                                             65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)


                          1450 WEST HORIZON RIDGE ROAD
                               SUITE B-304 PMB653
                            HENDERSON, NEVADA 89012
               (Address of Principal Executive Office) (Zip Code)


                                  702-568-0900
                (Registrant's Executive Office Telephone Number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Accountants

     On September 9, 2002 americabilia.com, Inc. (the "Registrant") dismissed Deloitte & Touche LLP ("Deloitte"), as its independent public accountants. The Registrant's Board of Directors participated in and approved the decision to dismiss Deloitte.

     The reports of Deloitte on the Registrant's financial statements for the two fiscal years ended December 31, 2001 and 2000 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2001 included a paragraph on the uncertainty of the Registrant to continue as a going concern as follows:

     "The accompanying 2001 consolidated financial statements have been prepared assuming that the Registrant will continue as a going concern. As described in Note 1 to the consolidated financial statements, the Registrant's recurring losses from operations, negative working capital, and stockholders' deficit raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     During the preceding two fiscal years and through September 9, 2002, there were no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with Deloitte's report on the Registrant's financial statements.

     During the preceding two fiscal years and through September 9, 2002, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

     Pursuant to Item 304(a)(3), on September 12, 2002, Deloitte furnished the Registrant a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Registrant in response to Item 304(a). A copy of the Deloitte letter is included as Exhibit 16.1.

(b) Engagement of New Independent Accountants.

     Registrant has appointed Stonefield Josephson, Inc., as Registrant's independent accountants for the fiscal year ending December 31, 2002. This is a change in accountants recommended by Registrant's Executive Management and approved by Registrant's Board of Directors. Stonefield Josephson, Inc. was engaged by Registrant on September 9, 2002.

ITEM 5. OTHER EVENTS

     Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        EXHIBITS

        16.1* Letter of Deloitte & Touche LLP regarding change in certifying accountant.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

------
*Filed herewith

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICABILIA.COM, INC.

                                        By /s/ Gary Moore
                                           -----------------------------
                                           Gary Moore, President


Date: September 12, 2002